UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     June 9, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                               1-9532                13-1964841
(State or other jurisdiction        (Commission     (IRS Employer Identification
 of Incorporation)                  File Number)               Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 9, 2003 at 10:00 a.m., Audiovox Corporation (the "Company") held a conference call and live Webcast to discuss its financial results for the fiscal year ended November 30, 2002 and the quarter ended February 28, 2003. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.1.

ITEM 7.                EXHIBITS

Exhibit 99.1   Transcript of conference call held on June 9, 2003 at 10:00 a.m.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AUDIOVOX CORPORATION




Dated:  June 12, 2003               By:s/Charles M. Stoehr
                                       --------------------------
                                        Charles M. Stoehr
                                        Senior Vice President and
                                         Chief Financial Officer




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